UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2016

INDUSTRIAL SERVICES OF AMERICA, INC.

(Exact name of registrant as specified in its Charter)

Florida	0-20979	59-0712746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 Grade Lane, Louisville, Kentucky	40213
(Address of principal executive offices)	(Zip Code)

Company's telephone number, including area code: (502) 366-3452

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On March 3, 2016, the Board of Directors (the "Board") of Industrial Services of America, Inc. (the "Company") adopted and approved an amendment and restatement of the By-laws of the Company (the “By-laws”). Pursuant to the amendment and restatement, among other things:

•	Article I (Offices) was revised to consolidate the provisions relating to the offices of the Company and to remove outdated addresses;

•
Certain sections of Article II, including Section 1 (Meetings), Section 2 (Annual Meeting), Section 7 (Notice of Annual or Special Meeting), Section 8 (Shareholder Quorum and Voting), Section 9 (Notice of Adjourned Meetings), Section 10 (List of Shareholders), Section 11 (Voting of Shares), and Section 12 (Conduct of Meeting), were revised to more precisely reflect current practices of the Company, to remove provisions that were no longer relevant, and to clarify certain procedures and requirements related to meetings of and voting by the Company’s shareholders;

•
Certain sections of Article II, including Section 3 (Notice of Business to be Brought Before a Meeting), Section 4 (Notice of Nominations for Election to the Board of Directors), Section 5 (Additional Requirements For Valid Nomination of Candidates to Serve as Director and, if Elected, to Be Seated as Directors), Section 6 (Special Meeting of Shareholders), and Section 13 (Action by Written Consent in Lieu of a Meeting) were added or revised to provide for “advance notice” procedures shareholders must follow in order to make proposals for business to be brought before an annual meeting. As specified in the By-laws, the provisions require advance notice of shareholder nominations for election to the Board and shareholder requests for business to be brought before a meeting of shareholders. Such advance notice must include certain information about the director nominee or business proposed to be brought before the meeting. This information must be submitted in writing to the Secretary of the Company no less than 90 calendar days (nor more than 120 days) before the first anniversary of the preceding year’s annual meeting. In addition, the provisions (i) expand the disclosure required by shareholders making proposals or director nominations, requesting special meetings or soliciting written consents to include, among other things, information on material interests, arrangements and relationships that could influence proposals or nominations and other information typically required in a proxy statement, and (ii) enhance the procedures for shareholders to call special meetings and act by written consent, including, among other things, by establishing a record date to call a special meeting or act by written consent.

•
Article III, Section 5 (Removal of Directors) was revised to reflect that only the shareholders (rather than the directors) may remove one or more directors at a shareholders meeting (provided the notice of the meeting states that the purpose, or one of the purposes, of the meeting is removal of the director) only if the number of votes cast to remove the director exceeds the number of votes cast not to remove him or her;

•
Certain sections of Article III, including Section 14 (Interested Directors), Section 16 (Reasonable Reliance), Section 17 (Standard of Care) and Section 18 (Executive and Other Committees), were added or revised to more precisely reflect current practices of the Company relating to its directors and to clarify certain policies related to the Board;

•
Certain sections of Article IV (Officers), including Section 1 (Appointment), Section 2 (Employment Agreements; Removal), Section 4 (Bank Accounts), Section 5 (Vacancies), and Section 6 (Authority to Vote Shares), were revised to more precisely reflect current practices of the Company relating to its officers and to describe other powers and duties conferred by the Board unto the officers; and

•	Certain sections of Article V (Capital Stock) were revised to permit the Company to issue uncertificated shares and facilitate the Company’s maintenance of orderly books and records.

The foregoing description of the revisions to the By-laws in connection with the amendment and restatement thereof does not purport to be complete and is qualified in its entirety by reference to the full text of the By-laws, as so amended and restated, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 8.01     OTHER EVENTS.

On March 3, 2016, the Board designated that the Company's annual meeting of shareholders for 2016 shall be held at 10:00 a.m. on Wednesday, June 15, 2016, at the Company's headquarters, Building No. 1, 7100 Grade Lane, Louisville, Kentucky, 40213.

Further, the Board fixed the record date of the determination of shareholders entitled to notice of and to vote at the 2016 annual meeting at the close of business on April 15, 2016.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits

Exhibit No.     Description

3.1	Amended and Restated By-laws dated March 3, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL SERVICES OF AMERICA, INC.

Date:	March 8, 2016	By:	/s/ Orson Oliver
Orson Oliver
Interim Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.     Description

3.1	Amended and Restated By-laws dated March 3, 2016.